Exhibit 10.16

Schedule of the Directors, Executive Officers and 5% Stockholders which have entered into Franchise Agreements or Preliminary Agreements for a Texas Roadhouse Restaurant

As of December 27, 2005

	Prelim. Agt. Signed	Fran. Agt. Signed	Franchise Fee

BILLINGS, MT TEXAS ROADHOUSE OF BILLINGS, LLC 6040 DUTCHMANS LANE, SUITE 400 LOUISVILLE, KY 40205	3/1/2002	11/3/2003	$0

BOSSIER CITY, LA ROADHOUSE OF BOSSIER CITY, LLC 6040 DUTCHMANS LANE, SUITE 400 LOUISVILLE, KY 40205	3/19/2004	12/1/2004	$0

BROWNSVILLE, TX TEXAS ROADHOUSE OF BROWNSVILLE, 6040 DUTCHMANS LANE, SUITE 400 LOUISVILLE, KY 40205	5/14/2002	2/4/2003	$0

EVERETT, MA TEXAS ROADHOUSE OF EVERETT, LLC 6040 DUTCHMANS LANE, SUITE 400 LOUISVILLE, KY 40205	2/15/2002	11/21/2002	$0

LONGMONT, CO ROADHOUSE OF LONGMONT, LLC 6040 DUTCHMANS LANE, SUITE 400 LOUISVILLE, KY 40205	12/19/2003	5/3/2004	$0

MCKINNEY, TX ROADHOUSE OF MCKINNEY, LTD. 6040 DUTCHMANS LANE, SUITE 400 LOUISVILLE, KY 40205	3/16/2004	9/8/2004	$0

MISSOULA, MT ROADHOUSE OF MISSOULA, LLC 6040 DUTCHMANS LANE, SUITE 400 LOUISVILLE, KY 40205	3/19/2004		$0

NEW BERLIN, WI ROADHOUSE OF NEW BERLIN, LLC 6040 DUTCHMANS LANE, SUITE 400 LOUISVILLE, KY 40205	3/17/2004	9/8/2004	$0

FARGO, ND (1) ROADHOUSE OF FARGO, LLC 6040 DUTCHMANS LANE, SUITE 400 LOUISVILLE, KY 40205	4/27/2004		$0

OMAHA, NE ROADHOUSE OF OMAHA, LLC 6040 DUTCHMANS LANE, SUITE 400 LOUISVILLE, KY 40205	3/19/2004	3/8/2005	$0

PORT ARTHUR, TX TEXAS ROADHOUSE OF PORT ARTHUR, 6040 DUTCHMANS LANE, SUITE 400 LOUISVILLE, KY 40205	12/15/2003	12/15/2003	$0

TEMPLE, TX ROADHOUSE OF TEMPLE, LTD. 6040 DUTCHMANS LANE, SUITE 400 LOUISVILLE, KY 40205	3/19/2004	3/11/2005	$0

WICHITA, KS ROADHOUSE OF WICHITA, LLC 6040 DUTCHMANS LANE, SUITE 400 LOUISVILLE, KY 40205	3/17/2004	12/1/2004	$0

(1)  Preliminary Agreement assigned from Roadhouse of Louisiana, LLC.